Systematic Value Fund

•	Institutional Class

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

KEY INFORMATION

This Prospectus contains important information for anyone interested in investing in the Institutional Class shares of the SYSTEMATIC VALUE FUND (the “Fund”), a series of MANAGERS AMG FUNDS. Please read this document carefully before you invest and keep it for future reference. You should base your purchase of shares of the Fund on your own goals, risk preferences and investment time horizons.

Summary of the Goals, Principal Strategies and Principal Risk Factors of the Fund

The following is a summary of the goal, principal strategies and principal risk factors of the Fund.

Goal	Principal Strategies	Principal Risk Factors
Long-term capital appreciation

Primarily invests in common and preferred stocks of medium- and large-capitalization U.S. companies

Invests in companies that, at the time of purchase, have market capitalizations over $3 billion

Ordinarily chooses investments believed to be undervalued relative to a company’s historic and expected earnings

Market Risk Management Risk Sector Risk Value Stock Risk Mid- Capitalization Stock Risk Large-Capitalization Stock Risk

All investments involve some type and level of risk. Risk is the possibility that you will lose money or not make any additional money by investing in the Fund. Before you invest, please make sure that you have read, and understand, the risk factors that apply to the Fund. The following is a discussion of the principal risk factors of the Fund.

Market Risk

The Fund is subject to the risks generally of investing in stocks, commonly referred to as “market risk.” Market risk includes the risk of sudden and unpredictable drops in value of the market as a whole and periods of lackluster performance. Despite unique influences on individual companies, stock prices, in general, rise and fall as a result of investors’ perceptions of the market as a whole.

The consequences of market risk are that if the stock market drops in value, the value of the Fund’s portfolio of investments is also likely to decrease in value. The increase or decrease in the value of the Fund’s investments, in percentage terms, may be more or less than the increase or decrease in the value of the market.

Management Risk

The Fund is subject to management risk because it is an actively managed investment portfolio. Management risk is the chance that poor security selection will cause the Fund to underperform other funds with similar objectives. The success of a Fund’s investment strategy depends significantly on the skill of Systematic Financial Management, L.P. (“Systematic”), the Fund’s subadvisor, in assessing the potential of the securities in which the Fund invests. Systematic will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired result.

Sector Risk

Companies that are in similar businesses may be similarly affected by particular economic or market events, which may in certain circumstances cause the value of securities in all companies of a particular sector of the market to decrease. To the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase. Diversification among groups of companies in different businesses may reduce sector risk but may also dilute potential returns.

Value Stock Risk

“Value” stocks can perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. With value investing, a stock may not achieve its expected value because the circumstances causing it to be underpriced do not change. For this reason, the Fund may underperform other stock funds (such as growth stock funds) when value stocks are out of favor.

Mid-Capitalization Stock Risk

Mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. For these and other reasons, to the extent it invests in mid-cap stocks, the Fund may underperform other stock funds (such as funds that focus exclusively on small- or large-capitalization companies) when stocks of medium-sized companies are out of favor.

Large-Capitalization Stock Risk

Large capitalization companies tend to compete in mature product markets and do not typically experience the level of sustained growth of smaller companies and companies competing in less mature product markets. Also, large capitalization companies may be unable to respond as quickly as smaller companies to competitive challenges or changes in business, product, financial or other market conditions. For these and other reasons, the Fund may underperform other stock funds (such as funds that focus exclusively on small- and medium-capitalization companies) when stocks of large capitalization companies are out of favor.

PERFORMANCE SUMMARY

The following table shows the Fund’s annual returns for the periods indicated. The table assumes that dividends and capital gain distributions have been reinvested for the Fund and the index. As always, past performance (before and after taxes) is not an indication of how the Fund will perform in the future.

Average Annual Total Returns as of 12/31/04

(Institutional Class)

The following table compares the Fund’s performance to that of a broadly based securities market index. Again, the table assumes that dividends and capital gain distributions have been reinvested for both the Fund and the index. As always, past performance (before and after taxes) is not an indication of how the Fund will perform in the future.

Average Annual Total Returns as of 12/31/04 (1)

(Institutional Class)

Systematic Value Fund (inception date: April 1, 2002) Institutional Class	1 Year	Since Inception
Return Before Taxes	14.86%	9.63%
Return After Taxes on Distributions	9.79%	7.23%
Return After Taxes on Distributions and Sale of Fund Shares	11.07%	7.07%
Russell 1000 Value Index (2)	16.49%	7.92%

The Russell 1000 Value Index is a market-capitalization weighted index of 1000 large-capitalization U.S. companies with lower price-to-book ratios and lower forecasted growth values.

(1)	After-tax returns are calculated by U.S. Bancorp Fund Services, LLC. After-tax returns are calculated using the historical highest individual federal marginal income taxes and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401 (k) plans or individual retirement accounts.
(2)	Reflects no deduction for fees, expenses or taxes.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund.

Fees and Expenses

Shareholder fees (fees paid directly from your investment)

Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption Fee	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Institutional Class
Management Fee	0.70%
Distribution (12b-l) Fees	0.00%
Other Expenses	0.59%

Total Annual Fund Operating Expenses	1.29%
Fee Waiver and Reimbursement (1)	-0.39%

Net Annual Fund Operating Expenses (1)	0.90%

(1)	Managers Investment Group LLC (the “Investment Manager) and Systematic have contractually agreed, through July 1, 2006, to limit Net Annual Fund Operating Expenses (exclusive of taxes, interest, brokerage costs and extraordinary items) to 0.90% of the average daily net assets of the Institutional Class subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to three years from the time of any waiver or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that the Fund’s Net Annual Fund Operating Expenses do not exceed that contractual expense limitation amount. See “Managers AMG Funds.”

Example

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Institutional Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$92	$370	$670	$1,522

The Example reflects the impact of the Fund’s contractual expense limitation through July 1, 2006, for each period covered by the Example. The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

SYSTEMATIC VALUE FUND

Objective

The Fund’s investment objective is to achieve long-term capital appreciation.

Principal Investment Strategies

The Fund primarily invests in common and preferred stocks of medium-and large-capitalization U.S. companies. The term “medium- and large-capitalization companies” refers to companies that, at the time of purchase, have market capitalizations over $2.5 billion. Systematic, the Fund’s subadvisor, selects stocks of companies that it believes are undervalued relative to the company’s historic and expected earnings. Ordinarily, the Fund will invest in companies from all sectors of the market based on its subadvisor’s fundamental research and analysis of various characteristics, including financial statements, sales and expense trends, earnings estimates, market position of the company and industry outlook. Systematic also looks for “catalysts” which could positively or negatively affect prices of current and potential companies for the Fund.

Systematic’s investment process emphasizes stocks with lower price earnings ratios, strong balance sheets and earnings potential confirmed through cash flow analysis. Systematic conducts historic and expected earnings screening to identify approximately 65 top investment candidates. Systematic conducts comprehensive fundamental analysis on identified purchase candidates. As part of its fundamental analysis, Systematic looks for companies that will have strong earnings growth and improving margins and which trade at valuations that are low relative to their historic and expected earnings. Ordinarily, the Fund will sell a stock if the company’s financial position deteriorates, if the earnings outlook changes, or if there is a negative earnings surprise.

The Fund uses the Russell 1000 Value Index (the “Index”) as a benchmark for measuring its performance and seeks investments in sectors of the market that correspond with those sectors currently represented in the Index. To the extent the Index is exposed substantially to certain sectors of the market, such as the financial services sector, the Fund will also be subject to the risks of that sector or sectors.

For temporary defensive purposes, the Fund may invest, without limit, in cash or high quality short-term debt securities, including repurchase agreements. To the extent that the Fund is invested in these instruments, the Fund will not be pursuing its investment objective. Systematic may sell any security when it believes the sale is in the Fund’s interest. This may result in active and frequent trading of portfolio securities which can increase the portfolio turnover. Higher portfolio turnover may adversely affect Fund performance by increasing Fund’s transaction costs and may increase your tax liability.

Should You Invest in this Fund?

This Fund MAY be suitable if you:

•	Are seeking an opportunity for some equity returns in your investment portfolio

•	Are willing to accept a higher degree of risk for the opportunity of higher potential returns

•	Have an investment time horizon of five years or more

This Fund MAY NOT be suitable if you:

•	Are seeking stability of principal

•	Are investing with a shorter time horizon in mind

•	Are uncomfortable with stock market risk

•	Are seeking current income

Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”) and on our website at www.managersinvest.com.

WHAT ARE YOU INVESTING IN? You are buying shares of a pooled investment known as a mutual fund. It is professionally managed and gives you the opportunity to invest in a wide variety of companies, industries and markets. This Fund is not a complete investment program and there is no guarantee that the Fund will reach its stated goals.

MANAGERS AMG FUNDS

The Fund is a series of Managers AMG Funds, a Massachusetts business trust (the “Trust”). The Trust is part of the Managers Funds Family of Funds, a mutual fund family comprised of different funds, each having distinct investment management objectives, strategies, risks and policies. The Fund is one of the funds currently available in the Managers Funds Family of Funds.

Managers Investment Group LLC (the “Investment Manager”), a subsidiary of Affiliated Managers Group, Inc. (“AMG”), located at 800 Connecticut Avenue, Norwalk, CT 06854, serves as investment manager to the Fund and is responsible for the Fund’s overall administration. The Investment Manager has served as an investment advisor to funds within the Managers Funds Family of Funds since 1983. The Investment Manager also monitors the performance, security holdings and investment strategies of Systematic, the subadvisor of the Fund, and, when appropriate, evaluates any new asset managers for the fund family. Managers Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, serves as the distributor for the Fund.

Systematic has day-to-day responsibility for managing the Fund’s portfolio. Systematic, located at 300 Frank W. Burr Boulevard, Glenpointe East, 7th Floor, Teaneck, NJ 07666, was formed in 1982. AMG indirectly owns a majority interest in Systematic. As of March 31, 2005, Systematic had assets under management of approximately $6.7 billion.

Kevin McCreesh and Ron Mushock are the co-Portfolio Managers for the Fund and are primarily responsible for the day-to-day management of the Fund’s portfolio. Kevin McCreesh has been a Senior Portfolio Manager with Systematic since 1996. Ron Mushock joined Systematic in 1997 as a Senior Equity Analyst and has served as Portfolio Manager since 2000. A team of equity analysts works closely with the portfolio managers in evaluating and selecting stocks for the Fund.

Additional information regarding other accounts managed by the Portfolio Managers, the compensation of the Portfolio Managers, and the Portfolio Managers’ ownership of Fund shares is available in the Fund’s SAI.

The Fund is obligated by its investment management agreement to pay an annual management fee to the Investment Manager of 0.70% of the average daily net assets of the Fund. The Investment Manager, in turn, pays Systematic 0.70% of the average daily net assets of the Fund for its services as subadvisor. Under its investment management agreement with the Fund, the Investment Manager provides a variety of administrative services to the Fund.

The Investment Manager has contractually agreed, through July 1, 2006, to waive fees and pay or reimburse the Institutional Class of the Fund to the extent total expenses (exclusive of taxes, interest, brokerage costs and extraordinary items) exceed 0.90% of the average daily net assets of the Institutional Class shares. The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed to the Institutional Class in future years provided that the repayment occurs within three years after the waiver or reimbursement and that such repayment would not cause the expenses in any such future year to exceed 0.90% of the average daily net assets of the Institutional Class shares. In addition to any other waiver or reimbursement agreed to by the Investment Manager, Systematic from time to time may waive all or a portion of its fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of the management fee.

FINANCIAL HIGHLIGHTS

The following Financial Highlights table is intended to help you understand the Fund’s Institutional Class shares’ financial performance for the past fiscal period. Certain information reflects financial results for a single Fund share. The total return in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions. This information, derived from the Fund’s Financial Statements, has been audited by PricewaterhouseCoopers LLP, whose report is included in the Fund’s Annual Report, which is available upon request.

Systematic Value Fund - Financial Highlights

For a share of Institutional Class of capital stock outstanding throughout the fiscal period

	For the fiscal year ended February 28, 2005	For the fiscal year ended February 29, 2004	For the period ended February 28, 2003*
Net Asset Value, Beginning of Period	$11.16	$8.09	$10.00

Income from Investment Operations:

Net investment income	0.12	0.08	0.03
Net realized and unrealized gain (loss) on investments	1.29	3.46	(1.92)

Total from investment operations	1.41	3.54	(1.89)

Less Distributions to Shareholders from:

Net investment income	(0.12)	(0.07)	(0.02)
Net realized gain on investments	(1.86)	(0.40)	—

Total distributions to shareholders	(1.98)	(0.47)	(0.02)

Net Asset Value, End of Period	$10.59	$11.16	$8.09

Total Return (a)	13.11%	44.07%	(18.91	)% (b)

Ratio of net expenses to average net assets	0.90%	0.90%	0.90	% (c)

Ratio of net investment income to average net assets	1.06%	0.95%	0.86	% (c)

Portfolio turnover	154%	132%	119	% (b)

Net assets at end of period (000’s omitted)	$15,048	$14,433	$7,707

Expense Offsets (d)
Ratio of total expenses to average net assets	1.29%	1.35%	2.20	% (c)
Ratio of net investment income (loss) to average net assets	0.67%	0.50%	(0.44	)% (c)

*	Commencement of operations was on April 1, 2002.
(a)	Total returns and net investment income would have been lower had certain expenses not been reduced.
(b)	Not annualized.
(c)	Annualized.
(d)	Ratio information assuming no reduction of Fund expenses.

YOUR ACCOUNT

As an investor, you pay no sales charges to invest in the Fund and you pay no charges for exchanges within the Managers Funds Family of Funds or even to redeem out of the Fund. The price at which you purchase and redeem your shares is equal to the net asset value (NAV) per share of the Institutional Class shares next determined after your purchase or redemption order is received on each day the New York Stock Exchange (the “NYSE”) is open for trading. The NAV per share is equal to the Fund’s net worth (assets minus liabilities) divided by the number of shares outstanding of that Class. The Fund’s NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York Time. Purchase orders received after 4:00 p.m. from certain processing organizations which have entered into special arrangements with the Fund will also receive that day’s offering price provided the purchase orders the processing organization transmits to the Fund were received by the processing organization in proper form before 4:00 p.m. Likewise, redemption orders received after 4:00 p.m. from certain processing organizations which have entered into special arrangements with the Fund will also be redeemed at the net asset value computed that day provided the orders the processing organization transmits to the Fund were received by the processing organization in proper form before 4:00 p.m.

Fair Value Policy

The Fund’s investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Fund. Under certain circumstances, a Fund investment may be priced based on an evaluation of its fair value, pursuant to procedures established by and under the general supervision of the Board of Trustees of the Fund. The Fund will use the fair value of a portfolio security to calculate its NAV when, for example, (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the time as of which the Fund calculates its NAV, (3) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Fund calculates its NAV, (4) a security’s price has remained unchanged over an extended period of time (often referred to as a “stale price”), or (5) the Investment Manager determines that a market quotation is inaccurate.

A security valued on the basis of an evaluation of its fair value may be valued at a price higher or lower than available market quotations. A security’s valuation may differ depending on the method used and the factors considered in determining value pursuant to the Fund’s fair value procedures.

Minimum Investments in the Fund

Cash investments in the Fund must be in U.S. Dollars. “Starter” checks are not accepted for the initial investment in the Fund or for any additional investments.

The following table provides the minimum initial and additional investments in the Fund for Institutional Class shares:

	Initial Investment	Additional Investment
Institutional Class
Regular accounts	$1,000,000	$1,000
Traditional IRA	25,000	1,000
Roth IRA	25,000	1,000

The Fund or the Distributor may, in its discretion, waive the minimum and initial investment amounts at any time.

If you invest through a third party such as a bank, broker-dealer or other financial intermediary rather than directly with the Fund, the policies, fees and minimum investment amounts may be different from those described in this Prospectus. The Fund may also participate in programs with national brokerage firms which limit the transaction fees for the shareholder and may pay fees to these firms for participation in these programs.

A TRADITIONAL IRA is an individual retirement account. Contributions may be deductible at certain income levels and earnings are tax-deferred while your withdrawals and distributions are taxable in the year that they are made.

A ROTH IRA is an IRA with non-deductible contributions and tax-free growth of assets and distributions. The account must be held for five years and certain other conditions must be met in order to qualify.

You should consult your tax professional for more information on IRA accounts.

HOW TO PURCHASE SHARES

You may purchase shares of the Fund once you have established an account with the Trust. You may establish an account with the Trust either through an investment advisor or other investment professional or by submitting a completed account application to the Trust in good order with your initial investment. An account application is not in good order and, therefore, cannot be processed, until such time as it contains all information and documentation requested in the account application. Failure to provide an account application in good order may result in a delay in the date of your purchase or in the rejection of the application and the return of your investment monies.

	INITIAL PURCHASE	ADDITIONAL PURCHASES
THROUGH YOUR INVESTMENT ADVISOR	Contact your investment advisor or other investment professional.	Send any additional monies to your investment professional at the address appearing on your account statement.

ALL SHAREHOLDERS:	Complete the account application.

• By Mail	Mail the application and a check payable to Managers to:	Write a letter of instruction and a check payable to Managers to:

	Managers c/o PFPC PO Box 9769 Providence RI 02940-9769	Managers c/o PFPC PO Box 9769 Providence RI 02940-9769

• By Telephone	Not Available	Include your account # and Fund name on your check. If your account has already been established, call the Transfer Agent at (800) 548-4539.

• By Internet	Not Available	If your account has already been established, see our website at managersinvest.com.

NOTE: IF YOU REDEEM SHARES FOLLOWING A PURCHASE BY CHECK, THE FUND MAY HOLD THE PROCEEDS OF YOUR REDEMPTION FOR UP TO 15 CALENDAR DAYS TO ENSURE THAT THE CHECK HAS CLEARED.

By Wire: Please call and notify the Fund at (800) 548-4539. Then instruct your bank to wire the money to PNC Bank, NA, Philadelphia, PA; ABA #031000053; FFC To: 8614972935 Managers Funds, Attn: Control Dept., FBO Shareholder name, account number and Fund name. Please be aware that your bank may charge you a fee for this service.

HOW TO SELL SHARES

You may sell your shares at any time. Your shares will be sold at the NAV next calculated after the Fund’s transfer agent receives your order in proper form. The Fund’s NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York Time. Orders received after 4:00 p.m. New York Time will receive the NAV per share determined at the close of trading on the next NYSE trading day.

INSTRUCTIONS
THROUGH YOUR INVESTMENT ADVISOR	Contact your investment advisor or other investment professional.

DIRECT SHAREHOLDERS:

• By Mail

Write a letter of instruction containing:

•      the name of the Fund

•      dollar amount or number of shares to be sold

•      your name

•      your account number

•      signatures of all owners on account

Mail letter to:

Managers

c/o PFPC

PO Box 9769

Providence RI 02940-9769

• By Telephone	If you elected telephone redemption privileges on your account application, call us at (800) 548-4539.

• By Internet	See our website at: http://www.managersinvest.com.

NOTE: IF YOU REDEEM SHARES FOLLOWING A PURCHASE BY CHECK, THE FUND MAY HOLD THE PROCEEDS OF YOUR REDEMPTION FOR UP TO 15 CALENDAR DAYS TO ENSURE THAT THE CHECK HAS CLEARED.

Redemptions of $250,000 and over for the Institutional Class shares requires a medallion guarantee. A medallion guarantee is a signature guarantee by a Guarantor Institution, which is participating in a Signature Guarantee Program recognized by the Securities Transfer Associate (STA). Only STAMP2000 Medallion imprints will be accepted. A Guarantor Institution is a financial institution, which guarantees a signature. The financial institution may be a bank, broker/dealer, credit union, national securities exchange, savings association or other type of financial institution.

Telephone redemptions are available only for redemptions which are below $250,000 for the Institutional Class shares.

INVESTOR SERVICES

Automatic Reinvestment Plan allows your dividends and capital gain distributions to be reinvested in additional shares of the Fund. You can elect to receive cash.

Automatic Investments allow you to make automatic deductions from a designated bank account.

Automatic Redemptions allow you to make automatic monthly redemptions of $100 or more. Redemptions are normally completed on the 25th day of each month. If the 25th day of any month is a weekend or a holiday, the redemption will be completed on the next business day.

Individual Retirement Accounts are available to you at no additional cost. Call us at (800) 835-3879 for more information and an IRA kit.

Exchange Privilege allows you to exchange your shares of the Fund for shares of other funds in the Managers Funds Family of Funds. There is no fee associated with the Exchange Privilege. You can request your exchange in writing, by telephone (if elected on the application), by internet or through your investment advisor, bank or investment professional. The Exchange Privilege is available only if the account you are exchanging out of and the account you are exchanging into are registered in the same name with the same address and taxpayer identification number. Be sure to read the Prospectus of any fund into which you wish to exchange. When you purchase a fund’s shares by exchange you do so on the same terms as any new investment in that fund. The Fund reserves the right to discontinue, alter or limit the Exchange Privilege at any time.

OPERATING POLICIES

The Fund will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange by telephone or internet, call the Fund for instructions to discontinue these account options.

The Fund is a series of a “Massachusetts business trust.” The Board of Trustees may, without the approval of the shareholders, create additional series of the Trust at any time. Also at any time, the Board of Trustees may, without shareholder approval, establish one or more additional classes of shares of the Fund with different preferences, privileges, and expenses.

The Fund reserves the right to:

•	redeem an account if the value of the account falls below $250,000 for Institutional Class shares due to redemptions upon 60 days’ prior notice and the opportunity to reestablish the appropriate account balance;

•	suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when trading is restricted by the Securities and Exchange Commission;

•	change the minimum investment amounts;

•	delay sending out redemption proceeds for up to seven days (this usually applies to very large redemptions without notice, excessive trading or during unusual market conditions);

•	make a redemption-in-kind (a payment in portfolio securities instead of in cash);

•	refuse a purchase order for any reason, including failure to submit a properly completed application;

•	refuse any exchange request if determined that such request could adversely affect the Fund, including if such person or group has engaged in excessive trading (to be determined in the Investment Manager’s discretion based on a case-by-case analysis consistent with the Trust’s policies and procedures regarding frequent trading); and

•	terminate or change the Exchange Privilege upon 60 days’ advance notice to shareholders or impose fees in connection with exchanges or redemptions, including fees related to excessive trading.

FREQUENT TRADING POLICY

The Board of Trustees of the Trust has adopted policies and procedures reasonably designed to prevent frequent trading in shares of the Fund, commonly referred to as “market timing,” because such activities may be disruptive to the management of the Fund’s portfolio and may increase Fund expenses and negatively impact the Fund’s performance. In an effort to prevent frequent trading, the Investment Manager monitors the trading activities of Fund accounts on a daily basis, including large accounts maintained directly with the Fund’s transfer agent. If the Investment Manager determines that an account shows a pattern of excessive trading and/or excessive exchanging among the Managers Funds Family of Funds, it will then review the account’s activities and may warn the account owner and/or restrict the account. The Investment Manager will also notify the Fund’s transfer agent of any of these restrictions and will keep the Board of Trustees informed periodically regarding the implementation of these frequent trading policies and procedures. The Fund reserves the right to refuse a purchase order for any reason and will limit or refuse an exchange request if the Investment Manager believes that a shareholder is engaging in market timing activities that may be harmful to the Fund and its shareholders. Transactions accepted by a financial intermediary in violation of the Fund’s frequent trading policies are not deemed accepted by the Fund and may be rejected by the Fund on the next business day following receipt by the financial intermediary.

Although the Fund will use reasonable efforts to prevent market timing activities in the Fund, there can be no assurances that these efforts will be successful. For example, although the Fund seeks to apply these policies and procedures uniformly to all accounts, the Fund receives certain purchase, exchange and redemption orders through financial intermediaries that maintain omnibus accounts with the Fund, and as a result the Fund’s ability to detect frequent trading activities by investors that hold shares through financial intermediaries may be limited by the willingness of such intermediaries to monitor for these activities

ACCOUNT STATEMENTS

You will receive quarterly and yearly statements detailing your account activity. All investors (other than IRA accounts) will also receive a Form 1099-DIV annually, detailing the tax characteristics of any dividends and distributions that you have received with respect to your account whether taken in cash or as additional shares. You will also receive a confirmation after each trade executed in your account.

DIVIDENDS AND DISTRIBUTIONS

Income dividends and net capital gain distributions, if any, are normally declared and paid in December.

We will automatically reinvest your distributions of dividends and capital gains unless you tell us otherwise. You may change your election by writing to us at least 10 days prior to the scheduled payment date.

CERTAIN FEDERAL INCOME TAX INFORMATION

Please be aware that the following tax information is general and describes certain federal income tax consequences of an investment in the Fund under the Internal Revenue Code of 1986, as amended (the “Code”), and as in effect as of the date of this Prospectus. This discussion does not address all aspects of taxation that may be relevant to particular shareholders in light of their own specific circumstances or to particular types of shareholders (such as insurance companies, financial institutions, broker-dealers and foreign persons) subject to special treatment under the federal income tax laws. You should consult a tax consultant about the federal, state, local and foreign tax consequences to you of your investments in the Fund based upon your particular circumstances.

Short-term capital gain distributions are generally taxable to you as ordinary income. Dividends from the Fund that are attributable to corporate dividends received by the Fund are generally taxable at long-term capital gain rates, provided certain holding period and other requirements are met; non-qualifying dividends are taxable as ordinary income. However, the provisions of the Code that apply long-term capital gain rates to dividend income are set to expire for taxable years beginning after December 31, 2008. Capital gain distributions will be taxed as long-term capital gains regardless of how long you have held shares of the Fund. These provisions apply whether you receive the distribution in cash or reinvest it for additional shares. An exchange of the Fund’s shares for shares of another fund will be treated as a sale of the Fund’s shares and any gain on the transaction may be subject to federal income tax.

Keep in mind that distributions may be taxable to you at different rates depending on the length of time the Fund held the applicable investment and not the length of time that you held your Fund shares. When you do sell your Fund shares, a capital gain or loss may be realized that may be subject to tax, except for certain tax-deferred accounts, such as IRA accounts.

If you are permitted to purchase shares of the Fund by means of an in-kind contribution, you should consult your tax advisor regarding the tax consequences of such transaction.

Federal law requires the Fund to withhold taxes on distributions and redemption proceeds paid to shareholders who;

•	fail to provide a social security number or taxpayer identification number;

•	fail to certify that their social security number or taxpayer identification number is correct; or

•	fail to certify that they are exempt from withholding.

In addition, the Fund must also withhold taxes on distributions and redemption proceeds if the IRS notifies the Fund that the taxpayer identification number or social security number furnished by the shareholder is incorrect, or if the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income.

MANAGERS AMG FUNDS

SYSTEMATIC VALUE FUND

INVESTMENT MANAGER

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, Connecticut 06854-2325

(203) 299-3500 or (800) 835-3879

SUBADVISOR

Systematic Financial Management, L.P.

300 Frank W. Burr Boulevard

Glenpointe East, 7th Floor

Teaneck, New Jersey 07666

DISTRIBUTOR

Managers Distributors, Inc.

800 Connecticut Avenue

Norwalk, Connecticut 06854-2325

CUSTODIAN

The Bank of New York

2 Hanson Place

Brooklyn, New York 10286

LEGAL COUNSEL

Goodwin Procter LLP

Exchange Place

Boston, Massachusetts 02109

TRANSFER AGENT

PFPC

Attn: Managers

P.O. Box 9769

Providence, Rhode Island 02940-9769

(800) 548-4539

TRUSTEES

Jack W. Aber

William E. Chapman, II

Edward J. Kaier

Peter M. Lebovitz

William J. Nutt

Steven J. Paggioli

Eric Rakowski

Thomas R. Schneeweis

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ADDITIONAL INFORMATION

Additional information about the Fund and its investments is available in the Fund’s Statement of Additional Information and Semi-Annual and Annual Reports, which are available to you without charge. You may request these documents and make other inquiries as follows:

By Telephone:	1-800-835-3879
By Mail:	Managers 800 Connecticut Avenue Norwalk, CT 06854
On the Internet:	Electronic copies are available on our website at www.managersinvest.com

In the Fund’s Annual and Semi-Annual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. Information about the Fund, including the Fund’s current Statement of Additional Information and Annual and Semi-Annual Reports, is on file with the Securities and Exchange Commission. The Fund’s Statement of Additional Information is incorporated by reference into (is legally part of) this prospectus. Reports and other information about the Fund are also available on the EDGAR database of the SEC’s website at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102. Information about the Fund also may be reviewed and copied at the SEC’s Public Reference Room. Call (202) 942-8090 for information on the operation of the SEC’s Public Reference Room.

INVESTMENT COMPANY ACT REGISTRATION NUMBER 811-9521